Exhibit 10.17

AMENDMENT NO. 1

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 8th day of March, 2010, by and between SILICON VALLEY BANK (“Bank”) and CALIX NETWORKS, INC., a Delaware corporation (“Borrower”) whose address is 1035 N. McDowell Boulevard, Petaluma, CA 94954. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the below-defined Loan Agreement.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement, having an Effective Date of August 21, 2009 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement, among other things, to modify certain financial covenants therein, upon the terms and conditions set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 6.9 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“6.9 Financial Covenants.

Borrower shall maintain, when tested as of each applicable date set forth below, on a consolidated basis with respect to Borrower and its Subsidiaries:

“(a) Minimum Modified Quick Ratio: A Modified Quick Ratio of no less than that set forth in the table below when measured on the last day of the fiscal month set forth opposite thereto.

Fiscal Month	Minimum Modified Quick Ratio
February 2010	1.15:1.00
March 2010	1.15:1.00
April 2010	1.15:1.00
May 2010	1.15:1.00
June 2010	1.25:1.00
July 2010	1.25:1.00
August 2010	1.25:1.00
September 2010	1.35:1.00
October 2010	1.35:1.00
November 2010	1.35:1.00
December 2010 and each fiscal month thereafter	1.40:1.00

(b) Maximum Leverage Ratio: A Leverage Ratio no greater than that set forth in the table below when measured for the period ending on the date set forth opposite thereto:

Period	Maximum Leverage Ratio
Annualized 6 months ending March 26, 2011	3.00:1.00
Annualized 9 months ending June 25, 2011	2.75:1.00
12 months ending September 24, 2011	2.50:1.00
12 months ending December 31, 2011	2.25:1.00
12 months ending March 26, 2012 and at each fiscal quarter end thereafter for the 12 months then ended	2.00:1.00

(c) Minimum Consolidated Adjusted EBITDA: Consolidated Adjusted EBITDA of an amount greater than that set forth in the table below when measured for the fiscal quarter ending on the date set forth opposite thereto:

Fiscal Quarter Ending	Consolidated Adjusted EBITDA Amount
March 27, 2010	($10,000,000)
June 26, 2010	($3,500,000)
September 25, 2010	($2,000,000)
December 31, 2010	$10,000,000

(d) Minimum Fixed Charge Coverage Ratio: A Fixed Charge Coverage Ratio not less than that set forth in the table below when measured for the period ending on the date set forth opposite thereto:

Period Ending	Minimum Fixed Charge Coverage Ratio
6 months ending March 26, 2011	1.25:1.00
9 months ending June 25, 2011	1.25:1.00
12 months ending September 24, 2011 and at each fiscal quarter ending thereafter, for the 12 months then ended	1.25:1.00

”

1.2 The defined term “Asset Based Threshold” set forth in Section 13.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

““Asset Based Threshold” is as set forth in the table below when measured on the last day of the fiscal month set forth opposite thereto:

Fiscal Month	Asset Based Threshold
February 2010	1.25:1.00
March 2010	1.25:1.00
April 2010	1.25:1.00
May 2010	1.25:1.00
June 2010	1.35:1.00
July 2010	1.35:1.00
August 2010	1.35:1.00
September 2010 and each fiscal month thereafter	Not applicable

1.3 The defined term “Fixed Charge Coverage Ratio” set forth in Section 13.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

““Fixed Charge Coverage Ratio” is, as of any date of determination, the ratio of (a) (i) Consolidated Adjusted EBITDA less (ii) 25% of capital expenditures and less (iii) cash taxes, to (b) (i) the current portion of Indebtedness (exclusive of Indebtedness under the Revolving Line and the face amount of Letters of Credit issued by Bank in excess of the Revolving Line) plus (ii) accrued interest expense on all Consolidated Funded Debt as shown on Borrower’s income statement for such period, in each case for the period then ended. For the period ending March 26, 2011, the current portion of Indebtedness shall be multiplied by .50, and for the period ending June 25, 2011, by .75.”

1.4 The defined term “Modified Quick Ratio” set forth in Section 13.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

““Modified Quick Ratio” is, as of any date of determination, the ratio of (a) the sum of (i) Borrower’s unrestricted cash and Cash Equivalents maintained in any Collateral Account which is subject to a Control Agreement and (ii) without duplication, unrestricted and restricted (to the extent such restricted amounts are subject to a first priority perfected security interest in favor of Bank) cash and Cash Equivalents held at Bank and Bank Affiliates and (iii) Borrower’s net Accounts, to (b) the sum of (i) Borrower’s current liabilities (excluding Deferred Revenue and non-cash warrant liabilities) and (ii) the long-term portion of Consolidated Funded Debt and (iii) the face amount of Letters of Credit issued by Bank and currently outstanding.”

1.5 Exhibit B (Compliance Certificate) of the Loan Agreement is hereby amended and restated in its entirety and attached hereto as Exhibit B.

2. Limitation of Amendments.

2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower delivered to Bank as of the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $100,000.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		CALIX NETWORKS, INC.

By:	/s/ Mike Meier	By:	/s/ Kelyn Brannon
Name:	Mike Meier	Name:	Kelyn Brannon
Title:	Relationship Manager	Title:	Executive VP and CFO

Amendment No. 1 to Amended and Restated Loan and Security Agreement

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	CALIX NETWORKS, INC.

The undersigned authorized officer of Calix Networks, Inc. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended from time to time, the “Loan Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Loan Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Loan Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Loan Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 150 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Transaction Report, A/R & A/P Agings	Monthly within 20 days or weekly if the Modified Quick Ratio as of the most recent month end is less than the Asset Based Threshold	Yes No

[The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)] [1]

[1]	Include if certificate is delivered within 30 days after the end of a quarter

Financial Covenant	Required			Actual		Complies
Minimum Modified Quick Ratio (measured monthly)		_____	[2]:1.0		_____:1.0	Yes No
Maximum Leverage Ratio		_____	[3]:1.0		_____:1.0	Yes No
Minimum Consolidated Adjusted EBITDA	$	________	[4]	$	________	Yes No
Minimum Fixed Charge Coverage Ratio		_____	[5]:1.0		____:1.0	Yes No

Performance Pricing					Applies
Leverage Ratio	Applicable Margins
	Term Loan		Advances
	LIBOR	Prime	LIBOR	Prime
Greater than or equal to 2.00:1.00	6.50	4.00	4.50	2.00	Yes No
Less than 2.00:1.00 but greater than or equal to 1.00:1.00	4.50	2.00	3.50	1.00	Yes No
Less than 1.00:1.00	3.00	0.50	3.00	0.50	Yes No

[2]	Insert as applicable from Section 6.9(a).
[3]	Insert as applicable from Section 6.9(b).
[4]	Insert as applicable from Section 6.9(c).
[5]	Insert as applicable from Section 6.9(d).

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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CALIX NETWORKS, INC.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Modified Quick Ratio (Section 6.9(a))

Required: :1.00

Actual: :1.00

A.	Unrestricted cash and Cash Equivalents maintained in any Collateral Account which is subject to a Control Agreement	$____
B.	Without duplication, unrestricted and restricted (to the extent such restricted amounts are subject to a first priority perfected security interest in favor of Bank) cash and Cash Equivalents held at Bank and Bank Affiliates	$____
C.	Net Accounts	$____
D.	Line A plus line B plus line C	$____
E.	Current Liabilities (excluding Deferred Revenue and non-cash warrant liabilities)	$____
F.	Long-term portion of Consolidated Funded Debt	$____
G.	Face amount of Letters of Credit issued by Bank and currently outstanding	$____
H.	Line E plus line F plus line G	$____
I.	Ratio of Line D to Line H	_____:1.00

Is line I equal to or greater than             :1.00?

              No, not in compliance                                                                                            Yes, in compliance

II.	Leverage Ratio (Section 6.9(b))

Required: :1.00

Actual: :1.00

A.	Consolidated Funded Debt (pursuant to detailed calculation on Schedule 2)	$____
B.	Consolidated Adjusted EBITDA for the periods specified in Section 6.9(b) of the Loan Agreement (pursuant to detailed calculation on Schedule 3)	$____
C.	Ratio of Line A to Line B	_____:1.00

Is line C equal to or greater than             :1.00?

              No, not in compliance                                                                                        Yes, in compliance

III.	Consolidated Adjusted EBITDA (Section 6.9(c))

Required: $_______

Actual: $_______

A.	Consolidated Adjusted EBITDA for required fiscal quarters (pursuant to detailed calculation on Schedule 3)	$____

Is line A equal to or greater than $            ?

              No, not in compliance                                                                                        Yes, in compliance

IV.	Fixed Charge Coverage Ratio (Section 6.9(d))

Required: ____:1.00

Actual: ____:1.00

A.	Consolidated Adjusted EBITDA (pursuant to detailed calculation on Schedule 3)	$____
B.	Capital expenditures ($__________) multiplied by 25%	$____
C.	Cash taxes	$____
D.	Current portion of Indebtedness (exclusive of Indebtedness under the Revolving Line and the face amount of Letters of Credit issued by Bank in excess of the Revolving Line) ($____________) multiplied by 50% at March 26, 2011 and by 75% at June 25, 2011	$____
E.	Accrued interest expense on all Consolidated Funded Debt as shown on Borrower’s income statement for such period	$____
F.	Line A less Line B less Line C	$____
G.	Line D plus Line E	$____
H.	Ratio of Line F to Line G	_____:1.0

Is line H equal to or greater than             :1.00?

              No, not in compliance                                                                                        Yes, in compliance

Schedule 2 to Compliance Certificate

Calculation of Consolidated Funded Debt

Schedule 3 to Compliance Certificate

Calculation of Consolidated Adjusted EBITDA